ADVANCED BIOTHERAPY, INC.
Administration 141 West Jackson Blvd. Suite 2182 Chicago, IL 60604

Telephone 312-427-1912 Fax 312-427-5396 www.advancedbiotherapy.com

January 12, 2007

Advanced Biotherapy Restated 2004, 2005 and 2006 Financial Statements

“FOR IMMEDIATE RELEASE”

CHICAGO – Advanced Biotherapy, Inc. (OTCBB: ADVB) announced today that it restated its 2004 and 2005 audited financial statements and its 2006 quarterly unaudited financial statements as follows:

1.
Revised its Statements of Operations in its amended Form 10-KSB for the year ended December 31, 2005 and its amended Forms 10-QSB for the three quarters in 2006 to reclassify the amount described as “Vesting of Options and Warrants (Non-Cash)” as “Consulting, Research and Development (Non-Cash).”

2.	Revised Note 5 - Patents and Patents Pending - in the amended Form 10-KSB to disaggregate the total carrying value by existing patents and patents pending.

3.
Revised Note 7 - Concentrations, Bank Accounts and Investments - in the amended Form 10-KSB to reclassify its auction rate securities for 2004 between cash and investments, and to report the purchase/sale of them as a financing activity on the Statements of Cash Flows.

4.
Revised Note 12 - Conventional Convertible Debt - in its amended Form 10-KSB for the year ended December 31, 2005, to recognize in 2004 an additional interest expense of $49,749 in connection with the Company’s reduction of the conversion price from $0.25 to $0.24 per share with respect to its outstanding 2000 and 2002 convertible notes that were converted prior to their maturity date of September 30, 2004. This additional interest expense resulted in an increase of $49,749 in our net loss for the year ended December 31, 2004, resulting in a net loss of $2,490,444 for that year. The correction increases the Company’s accumulated deficit by an equivalent amount for each succeeding reporting period.

Company President and Chief Executive Officer, Christopher W. Capps said today that “the restatements correct accounting items identified by the Securities and Exchange Commission and, with the oversight of the Company’s Audit Committee, we have instituted procedures to avoid such errors in the future.”

About Advanced Biotherapy

The Company, a pioneer in anticytokine therapy, has demonstrated the effectiveness of its pioneering scientific strategy by conducting investigational clinical trials treating patients suffering from AIDS, multiple sclerosis, rheumatoid arthritis, corneal transplant rejection and certain autoimmune skin conditions, including alopecia, all Th1 mediated autoimmune diseases which appear to have the same proinflammatory Th-1 activity. Advanced Biotherapy is headquartered in Chicago with laboratories in Columbia, Maryland. The Company has an extensive patent portfolio including 7 issued patents.

Forward-Looking Statements

Statements made in this news release, other than statements of historical fact, are forward-looking statements and are subject to a number of uncertainties that could cause actual results to differ materially from the anticipated results or other expectations expressed in our forward-looking statements. Some of these forward-looking statements may be identified by the use of words in the statements such as "anticipate," "estimate," “could” "expect," "project," "intend," "plan," "believe,” “seek,” “should,” “may,” “assume,” “continue,” variations of such words and similar expressions. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions that are difficult to predict. We caution you that our performance and results could differ materially from what is expressed, implied, or forecast by our forward-looking statements. The Company operates in a rapidly changing environment that involves a number of risks, some of which are beyond the Company’s control. Future operating results and the Company’s stock price may be affected by a number of factors, including, without limitation: (i) opportunities for acquisition of a revenue generating business; (ii) opportunities for licensing agreements with pharmaceutical companies relating to the Company’s patents; (iii) opportunities for joint ventures and corporate partnering; (iv) regulatory approvals of preclinical and clinical trials; (v) the results of preclinical and clinical trials, if any; (vi) health care guidelines and policies relating to prospective Company products; (vii) intellectual property matters (patents); and (viii) competition. See the Company's public filings with the Securities and Exchange Commission for further information about risks and uncertainties that may affect the Company and the results or expectations expressed in our forward-looking statements. Given these risks and uncertainties, any or all of these forward-looking statements may prove to be incorrect. Therefore, you should not rely on any such forward-looking statements. Except as required under federal securities laws and the rules and regulations of the SEC, we do not intend to update publicly any forward-looking statements to reflect actual results or changes in other factors affecting such forward-looking statements.

Contact:
Advanced Biotherapy, Inc.
Christopher W. Capps - (312) 427-1912
 www.advancedbiotherapy.com